AGREEMENT OF SETTLEMENT

This Agreement of Settlement (the “Agreement”) is entered into this 27th day of September 2005 (the “Closing Date”), by and among American United Global, Inc. (the “Company”), North Sound Legacy International Ltd. (“International”) and North Sound Legacy Institutional Fund LLC (“Institutional”) (International and Institutional collectively, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company issued an aggregate $800,000 principal face amount 10% Subordinated Convertible Promissory Notes to the Investors (the “Notes”) pursuant to Subscription Agreements by and between the Investors and the Company, dated June 16, 2003 (the “Subscription Agreements”) pursuant to which International acquired $350,000 in Notes and Institutional acquired $400,000 in Notes;

WHEREAS, in connection with the purchase of the Notes, the Investors received common stock purchase warrants (the “Warrants”) to purchase shares of common stock of the Company;

WHEREAS, the assets and liabilities of North Sound Legacy Fund LLC, a purchaser of $50,000 in Notes pursuant to a Subscription Agreement, have been assigned to Institutional as of April 30, 2005;

WHEREAS, the Company defaulted on repayment of the Notes; and

WHEREAS, the Company and the Investors have agreed to the satisfaction of the Notes with a payment in the amount of $393,750 to International and $506,250 to Institutional for an aggregate payment of $900,000 (the “Settlement Amount”).

NOW, THEREFORE, in consideration of the mutual covenants, payments, and agreements set forth in this Agreement, the Company and the Investors intending to be legally bound thereby, and hereby warranting that they each have the capacity and authority to execute this Agreement, it is agreed by and among the undersigned parties, that all of the claims asserted (or which could have been asserted) by the Investors are hereby settled and compromised on the following terms and conditions, to wit:

1.  Compromise. In consideration for entering into the general mutual releases as set forth in Section 2 to this Agreement and the termination of the Warrants, the Company agrees to pay the Investors the Settlement Amount.

2.  Release. The parties shall execute general mutual releases in favor of each other in the form annexed hereto as Exhibit A.

3.  Binding Agreement. The terms of this Agreement are binding upon and inure to the benefit of each of the parties hereto, their respective successors, assigns, dependents, and all other related persons, affiliates or associates.

4.  Headings. The captions of the paragraphs and sections of this Agreement are provided solely for convenience, and are not intended to, and in fact, shall not affect the substance or meaning of this Agreement.

5.  Representation. Each of the parties hereto represents that each has read and fully understands each of the provisions as contained herein, and has been afforded the opportunity to review same with his attorney of choice; and further that each of the parties hereto represents that each and every one of the provisions contained in this Agreement is fair and not unconscionable to either party.

6.  Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

7.  Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party, which will not be unreasonably withheld.

8.  Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

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IN WITNESS WHEREOF, the parties have read and executed this Agreement as of the date and year first above written.

AMERICAN UNITED GLOBAL, INC.

By:	/s/ Robert Rubin
Robert Rubin
Title: CEO

NORTH SOUND LEGACY INTERNATIONAL LTD. BY: NORTH SOUND CAPITAL LLC, ITS INVESTMENT ADVISER

:	By:	/s/ Andrew David
Andrew David
Title: General Counsel

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC BY: NORTH SOUND CAPITAL LLC, ITS MANAGER

By:	/s/ Andrew David
Andrew David
Title: General Counsel

[SIGNATURE PAGE TO THE AGREEMENT OF SETTLEMENT DATED SEPTEMBER 27, 2005]

EXHIBIT A

To all to whom these Present shall come or may Concern, Know That

North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd.  as RELEASOR,

for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged

American United Global, Inc.         as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges

American United Global, Inc.

the RELEASEE, RELEASEE’S directors, officers, partners, past and present employees, agents, administrators, holding company, parent company, subsidiaries, successors, insurers, assigns, principals and past and present control persons, from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE(S), the RELEASOR, RELEASOR’S directors, officers, partners, past and present employees, agents, administrators, holding company, parent company, subsidiaries, successors, insurers, assigns, principals and past and present control persons ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing that has or may have arisen from the beginning of the world to the day of the date of this RELEASE.

The words RELEASOR and RELEASEE include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

In Witness Whereof, the RELEASOR has hereunto set RELEASOR’S hand and seal on the 27th day of  September, 2005

North Sound Legacy International Ltd. and

Date:	By:	/s/ Andrew David
Andrew David
Title: General Counsel

North Sound Legacy Institutional Fund LLC

Date:	By:	/s/ Andrew David
Andrew David
Title: General Counsel

To all to whom these Present shall come or may Concern, Know That

American United Global, Inc.         as RELEASOR,

for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged

North Sound Legacy International Ltd. and North Sound Legacy Institutional Fund LLC as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges

North Sound Legacy International Ltd. and North Sound Legacy Institutional Fund LLC

the RELEASEE, RELEASEE’S directors, officers, partners, past and present employees, agents, administrators, holding company, parent company, subsidiaries, successors, insurers, assigns, principals and past and present control persons, from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE(S), the RELEASOR, RELEASOR’S directors, officers, partners, past and present employees, agents, administrators, holding company, parent company, subsidiaries, successors, insurers, assigns, principals and past and present control persons ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing that has or may have arisen from the beginning of the world to the day of the date of this RELEASE.

The words RELEASOR and RELEASEE include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

In Witness Whereof, the RELEASOR has hereunto set RELEASOR’S hand and seal on the 27th day of  September, 2005

American United Global, Inc.

Date:	By:	/s/ Robert Rubin
Robert Rubin
Title: CEO